UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-21840

DIVIDEND CAPITAL GLOBAL REALTY EXPOSURE FUND

(Exact name of registrant as specified in charter)

518 17th Street, Suite 1200, Denver, Colorado 80202

(Address of principal executive offices) (Zip code)

Derek Mullins

Secretary and Assistant Treasurer

518 17th Street, Suite 1200

Denver, Colorado 80202

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303 228-2200

Date of fiscal year end: December 31

Date of reporting period: September 30, 2008

Item 1 – Schedule of Investments.

Statement of Investments

September 30, 2008 (Unaudited)

Dividend Capital Global Realty Exposure Fund

	Bond Rating Moody’s/S&P (Unaudited)	Shares	Market Value
COMMON STOCK 0.97%
Specialty Finance 0.97%
Gramercy Capital Corp.		181,500	$470,085

TOTAL COMMON STOCK
(Cost $5,072,394)			470,085

PREFERRED STOCK 64.16%
Apartments 4.08%
Apartment Investment & Management Co.,
Series Y, 7.875%	Ba3/B+	27,500	467,500
BRE Properties, Inc.:
Series C, 6.750%	Baa3/BB+	67,000	1,210,690
Series D, 6.750%	Baa3/BB+	16,600	295,812

			1,974,002

Diversified/Miscellaneous 5.31%
PS Business Parks, Inc.,
Series O, 7.375%	Baa3/BB+	35,000	587,650
Vornado Realty Trust:
Series F, 6.750%	Baa3/BBB-	109,000	1,801,770
Series I/L, 6.625%	Baa3/BBB-	11,000	181,500

			2,570,920

Hotels 7.89%
LaSalle Hotel Properties:
Series D, 7.500%	NR/NR	76,400	1,107,800
Series E, 8.000%	NR/NR	10,000	172,500
Series G, 7.250%	NR/NR	27,500	374,000
Strategic Hotels & Resorts, Inc.:
Series B, 8.250%	NR/NR	63,730	732,895
Series C, 8.250%	NR/NR	54,000	675,000
Sunstone Hotel Investors, Inc.
Series A, 8.000%	NR/NR	51,400	753,524

			3,815,719

Mortgage – Commercial 1.21%
iStar Financial, Inc.:
Series F, 7.800%	Ba3/BB+	66,800	334,000
Series I, 7.500%	Ba3/BB+	50,500	248,965

			582,965

Net Lease 4.17%
Entertainment Properties Trust,
Series B, 7.750%	NR/NR	40,000	612,000

Statement of Investments (continued)

September 30, 2008 (Unaudited)

Dividend Capital Global Realty Exposure Fund (continued)

	Bond Rating Moody’s/S&P (Unaudited)	Shares	Market Value
PREFERRED STOCK (continued)
Net Lease (continued)
Realty Income Corp.,
Series E, 6.750%	Baa2/BB+	75,000	$1,406,250

			2,018,250

Office – Central Business District 4.72%
SL Green Realty Corp.,
Series C, 7.625%	NR/NR	133,200	2,281,716

Office – Suburban 14.76%
Alexandria Real Estate Equities, Inc.,
Series C, 8.375%	NR/NR	40,000	914,000
BioMed Realty Trust, Inc.,
Series A, 7.375%	NR/NR	225,000	4,011,750
Digital Realty Trust, Inc.,
Series B, 7.875%	NR/NR	50,000	960,000
Kilroy Realty Corp.,
Series F, 7.500%	NR/NR	79,500	1,256,100

			7,141,850

Regional Malls 1.90%
Taubman Centers, Inc.,
Series G, 8.000%	B1/NR	42,850	921,275

Self Storage 1.50%
Public Storage, Inc.:
Series E, 6.750%	Baa1/BBB	16,900	286,455
Series M, 6.625%	Baa1/BBB	25,000	437,500

			723,955

Shopping Centers 16.98%
Developers Diversified Realty Corp.,
Series H, 7.375%	Baa3/BB+	40,000	562,400
Kimco Realty Corp.,
Series G, 7.750%	Baa2/BBB	375,000	7,653,750

			8,216,150

Specialty Finance 1.64%
Gramercy Capital Corp.,
Series A, 8.125%	NR/NR	66,200	489,880
NorthStar Realty Finance Corp.,
Series A, 8.750%	NR/NR	29,300	303,255

			793,135

TOTAL PREFERRED STOCK
(Cost $45,541,462)			31,039,937

Statement of Investments (continued)

September 30, 2008 (Unaudited)

Dividend Capital Global Realty Exposure Fund (continued)

	Bond Rating Moody’s/S&P (Unaudited)	Principal Amount	Market Value
COMMERCIAL REAL ESTATE COLLATERALIZED DEBT OBLIGATION 4.00%
Gramercy Real Estate, Series 2007-1A:
Class GFX, 6.000%, 08/15/2016(1)(2)(3)(4)	NR/BBB	$2,000,000	$284,900
Class HFX, 6.000%, 08/15/2016(1)(2)(3)(4)	NR/BBB-	5,150,000	733,566
Morgan Stanley Capital I, 2007-SRR4,
Series G, 5.688%, 11/20/2052(1)(2)(3)(4)(5)	NR/NR	5,750,000	916,953

TOTAL COMMERCIAL REAL ESTATE
COLLATERALIZED DEBT OBLIGATIONS
(Cost $11,651,618)			1,935,419

U.S. GOVERNMENT OBLIGATIONS 31.01%
U.S. Treasury Bills:
0.012%, 10/02/2008(6)		4,250,000	4,249,999
0.031% to 0.258%, 10/30/2008(6)		10,750,000	10,749,119

TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost $14,999,118)			14,999,118

REPURCHASE AGREEMENTS 3.98%
State Street Bank & Trust Co., dated 09/30/2008, 0.500%, due 10/01/2008, proceeds $1,923,356 collateralized by Federal Home Loan Bank Bonds, 5.300%, 10/03/2012, valued at $1,972,719.

TOTAL REPURCHASE AGREEMENTS
(Cost $1,923,330)		1,923,330	1,923,330

TOTAL INVESTMENTS 104.12%			$50,367,889
(Cost $79,187,722)
Liabilities in Excess of Other Assets (4.12%)			(1,991,446)

TOTAL NET ASSETS 100.00%			$48,376,443

Statement of Investments (continued)

September 30, 2008 (Unaudited)

Dividend Capital Global Realty Exposure Fund (continued)

Footnotes to DCW Statements of Investments:

ADR – American Depository Receipt.

(1)	This security was purchased pursuant to the terms of a private placement memorandum and is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Rule 144A of the Securities Act. This security may only be sold in transactions exempt from registration under the Securities Act, which most commonly involves a sale to “qualified institutional buyers” under Rule 144A. As of September 30, 2008 the value of these securities amounted to $1,935,419 or 4.00% of total net assets.

(2)	This security has been valued at fair values determined in good faith by or under direction of the Board of Trustees.

(3)	The expected maturity date of this security listed herein differs from the legal maturity date due to the expected schedule of principal payments.

(4)	This security is considered illiquid by the Adviser.

(5)	The coupon rate shown on floating or adjustable rate securities represents the current effective rate at September 30, 2008.

(6)	All or a portion of this security is pledged as collateral for swap agreements.

See accompanying Notes to Financial Statements.

Open Interest Rate Swap Contracts as of September 30, 2008

Counter Party	Termination Date	Underlying Notational (local currency)		Fixed Rate Paid by the Fund at 09/30/2008	Floating Rate Received by the Fund at 09/30/2008		Net Interest Receivable	Unrealized Appreciation/ Depreciation ($USD)
Deutsche Bank	04/25/2013	628,752,859	JPN	1.10%	0.59	%*	($2,670,832)	($4,559)

Total								($4,559)

*	Based on one-month TIBOR (Tokyo Interbank Domestic Yen Offered Rate).

Statement of Investments (continued)

September 30, 2008 (Unaudited)

Dividend Capital Global Realty Exposure Fund (continued)

Open Total Return Swap Contracts (“TRS”)^ as of September 30, 2008

Counter Party Contract Type	Termination Date	Notional Shares	Underlying Notional (local currency)		Unrealized Appreciation / (Depreciation) ($USD)
Deutsche Bank
Japan Real Estate Investment Corporation TRS	01/31/2011	177	162,132,000	JPY	($133,139)
Japan Retail Fund Investment Corporation TRS	01/31/2011	370	173,900,000	JPY	(146,114)
Nippon Residential Investment Corporation TRS	01/31/2011	401	116,530,600	JPY	(115,751)
Royal Bank of Canada
Allied Properties Real Estate Investment Trust TRS	05/29/2013	97,300	1,897,350	CAD	(87,769)
Artis Real Estate Investment Trust TRS	05/29/2013	93,500	1,395,955	CAD	(86,098)
Calloway Real Estate Investment Trust TRS	05/29/2013	46,400	853,860	CAD	(56,242)
Canadian Apartment Property Real Estate Investment Trust TRS	05/29/2013	127,900	2,363,200	CAD	(117,775)
H&R Real Estate Investment Trust TRS	05/29/2013	55,700	853,234	CAD	(17,795)
Northern Property Real Estate Investment Trust TRS	05/29/2013	89,100	2,065,338	CAD	(39,349)
RioCan Real Estate Investment Trust TRS	05/29/2013	133,800	2,494,700	CAD	1,257

^	For each total return swap contract, the Fund receives the total return on dividend income on the underlying security and pays a floating rate based on local interest rates plus a spread of 0.30% to 0.50%.

CAD – Canadian Dollar

JPY – Japanese Yen

Statement of Investments (continued)

September 30, 2008 (Unaudited)

Dividend Capital Global Realty Exposure Fund (continued)

Open Total Return Swap Contracts (“TRS”)^ as of September 30, 2008 (continued)

Counter Party Contract Type	Termination Date	Notional Shares	Underlying Notional (local currency)		Unrealized Appreciation / (Depreciation) ($USD)
UBS
Ascendas Real Estate Investment Trust TRS	06/02/2009	1,588,000	3,191,880	SGD	($154,727)
Ascott Residence Trust TRS	06/02/2009	754,000	580,580	SGD	(34,109)
CapitalMall Trust TRS	06/02/2009	1,082,000	2,477,780	SGD	(30,122)
CDL Hospitality Trust TRS	06/02/2009	643,000	643,000	SGD	(62,651)
Champion Real Estate Investment Trust TRS	06/02/2009	3,020,000	9,513,000	HKD	3,889
Cofinimmo SA TRS	07/20/2009	4,800	569,869	EUR	20,458
Frasers Centrepoint Trust TRS	06/02/2009	908,000	821,740	SGD	(53,715)
Nippon Building Fund, Inc. TRS	03/12/2009	251	268,570,000	JPY	(160,481)
Prologis European Properties TRS	07/20/2009	83,413	558,867	EUR	(51,669)
Sunlight Real Estate Investment Trust TRS	06/02/2009	10,418,000	19,794,200	HKD	(375,672)
The Link Real Estate Investment Trust TRS	06/02/2009	1,618,000	27,247,120	HKD	(170,867)
Westfield Group TRS	06/16/2009	190,000	3,192,944	AUD	(24,770)

Total		20,954,112			($1,893,211)

^	For each total return swap contract, the Fund receives the total return on dividend income on the underlying security and pays a floating rate based on local interest rates plus a spread of 0.30% to 0.50%.

AUD – Australian Dollar

EUR – Euro

HKD – Hong Kong Dollar

JPY – Japanese Yen

SGD – Singapore Dollar

NOTES TO QUARTERLY STATEMENT OF INVESTMENTS

September 30, 2008 (Unaudited)

Dividend Capital Global Realty Exposure Fund

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Dividend Capital Global Realty Exposure Fund (the “Fund”) is registered as a closed-end management investment company that was organized under the laws of the state of Delaware by a Certificate of Trust dated December 30, 2005 and amended March 15, 2007. The Fund’s primary investment objective is to seek a high level of current income with a secondary objective of capital appreciation.

Initial capitalization for the Fund was provided by Dividend Capital Investments LLC (the “Adviser”) as follows:

Organization Date	December 30, 2005
Initial Capitalization Date	June 13, 2007
Amount of Initial Capitalization	$100,008
Common Shares Issued at Capitalization	5,236
Common Shares Authorized	Unlimited
Public Offering Date	June 27, 2007

Security Valuation:

Pricing Procedures: All securities of the Fund are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m. (Eastern Standard Time), on each day that the NYSE is open.

Securities traded on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) are valued at the NASDAQ Official Closing Price (“NOCP”). Domestic exchange-listed securities and non-NASDAQ equity securities not traded on a listed exchange are valued at the last sale price as of the close of the NYSE. In the absence of trading or a NOCP, such securities are valued at the mean of the bid and asked prices. In the event exchange quotations are not available for exchange traded securities, the Fund will obtain at least one price from an independent broker/dealer.

U.S. government and agency securities having a maturity of more than 60 days are valued at the mean between the bid and asked prices. Fixed income securities having a maturity of less than 60 days are valued at amortized cost. Other debt securities are valued at the price provided by an independent pricing service or, if such a price is not available, at the value provided by at least one quotation obtained from a broker/dealer. Securities issued by private funds are priced at the value most recently provided by the private fund or at the bid provided by a broker/dealer.

Foreign exchange traded securities are valued at the last sale price at the close of the exchange on which the security is primarily traded (except in certain countries where market maker prices are used). In the absence of trading, such securities are valued at the mean between the last reported bid and asked prices or the last sale price. Non-exchange traded foreign securities (including debt) are valued at a price provided by a pricing service or at the mean value between the bid and asked prices.

Exchange traded options, warrants and rights are valued at the last reported sale price at the close of the exchange on which the security is primarily traded. For non-exchange traded options and exchange traded options, warrants and rights for which no sales are reported, the mean between the bid and asked prices is used. For exchange traded options, warrants and rights and foreign exchange traded equity securities in which the markets are not closed at the time that the Fund prices its securities, snapshot prices provided by individual pricing services are used.

Security Valuation (continued):

The price for futures contracts are the daily quoted settlement prices. Single security total return swaps in which the referenced security is traded on an exchange are valued at the last sale price at the time of close of the NYSE. In the absence of trading of a referenced security, the mean between the closing bid and asked prices will be used.

Fair Valuation: If the price of a security is unavailable in accordance with the Fund’s pricing procedures, or the price of a security is suspect, e.g., due to the occurrence of a significant event (as defined below), the security may be valued at its fair value determined pursuant to procedures adopted by the Board. For this purpose, fair value is the price that the Fund reasonably expects to receive on a current sale of the security. Due to the number of variables affecting the price of a security, however; it is possible that the fair value of a security may not accurately reflect the price that the Fund could actually receive on a sale of the security. As of September 30, 2008, securities which have been fair valued represented 4.00% of the Fund’s net assets.

The following factors, among other relevant factors, may be considered when determining the fair value of a security: (1) fundamental analytical data; (2) forces which influence the market in which the security is sold, including the liquidity and depth of the market; (3) type of security and the cost at date of purchase; (4) most recent quotation received from a broker; (5) transactions or offers with respect to the security; (6) price, yield and the extent of public or private trading in similar securities of the issuer or comparable companies; (7) price and extent of public trading of the security on foreign exchanges; (8) information on world financial markets and comparable financial products; (9) size of the Fund’s holdings; (10) financial statements of the issuer; (11) analyst reports; (12) merger proposals or tender offers; (13) value of other financial instruments, including derivative securities, traded on other markets or among dealers; (14) trading volumes on markets, exchanges or among dealers; (15) values of baskets of securities traded on other markets, exchanges or among dealers; (16) change in interest rates; (17) observations from financial institutions; (18) government (domestic or foreign) actions or pronouncements; (19) in the case of restricted securities, discount from market value of unrestricted securities of the same class at the time of purchase, existence and anticipated timeframe of any undertaking to register the security and the size of the holding in relation to any unrestricted outstanding shares; (20) in the case of foreign securities, the country’s or geographic region’s political and economic environment, nature of any significant events, American Depository Receipt trading, exchange-traded fund trading and foreign currency exchange activity; (21) in the case of interests in private funds, the absence of transaction activity in interests in the private fund, extraordinary restrictions on redemptions, whether the private fund’s valuation procedures provide for valuation of underlying securities at market value or fair value, actual knowledge of the value of underlying portfolio holdings, review of audited financial statements and ongoing due diligence and monitoring; and (22) in the case of emergencies or other unusual situations, the nature and duration of the event, forces influencing the operation of the financial markets, likelihood of recurrence of the event, and whether the effects of the event are isolated or affect entire markets, countries or regions.

The Fund adopted the provisions of Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements,” on January 1, 2008. FAS 157 established a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Quoted prices in active markets for identical investments

Level 2 – Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2008.

Valuation Inputs	Investments in Securities at Value	Other Financial Instruments* Unrealized Appreciation (Depreciation)
Level 1 – Quoted Prices	$31,510,022	$—
Level 2 – Other Significant Observable Inputs	$18,857,867	$(1,897,770)
Level 3 – Significant Unobservable Inputs	$—	$—

Total	$50,367,889	$(1,897,770)

*	Other financial instruments include futures, forwards and swap contracts.

For the nine months ended September 30, 2008, the Fund did not have significant unobservable inputs (Level 3) used in determining fair value. Thus, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

Significant Events: An event is significant if it causes the price for a security determined at the normal time for pricing that security to no longer reflect fair value at the time that the Fund determines its net asset value. A significant event is material (a “Material Significant Event”) if a fair valuation for the security would impact the Fund’s net asset value by more than one-half of one percent (0.5%). If a Material Significant Event has occurred, the Adviser will call a meeting of the Valuation Committee to determine a fair value for the security in accordance with the Fund’s Fair Valuation Procedures.

Risk of Concentration:

Because the Fund’s investments are concentrated in the real estate industry, the value of the Fund may be subject to greater volatility than a fund with a portfolio that is less concentrated in a single industry. If the securities of real estate companies as a group fall out of favor with investors, the Fund could underperform funds that have greater industry diversification.

Foreign Securities:

The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into forward foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rate of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effects of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Repurchase Agreements:

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying collateral at not less than the repurchase proceeds due the Fund.

Distributions to Shareholders:

The Fund intends to make a level dividend distribution each month to shareholders. The level dividend rate may be modified by the Board of Trustees from time to time. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date. Distributions paid by the Fund are subject to recharacterization for tax purposes. A portion of the distributions paid by the Fund may be reclassified to return of capital and long-term capital gains upon the final determination of the Fund’s taxable income for the year. Net realized gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually.

Securities Transactions and Investment Income:

Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the highest cost basis for both financial reporting and income tax purposes.

Use of Estimates:

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Investments with Off Balance Sheet Risk:

The Fund enters into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Fund’s Statement of Assets and Liabilities.

2. FEDERAL INCOME TAXES

No provision for federal income taxes is required since the Fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gain for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

At September 30, 2008 the cost of investments and net unrealized depreciation for federal income tax purposes were as follows:

Aggregate tax cost	$79,187,922
Gross unrealized appreciation	4,558
Gross unrealized depreciation	(28,824,591)

Net unrealized depreciation	($28,820,033)

3. INVESTMENTS IN INTEREST RATE AND TOTAL RETURN SWAPS

The Fund may use interest rate swaps in connection with direct or indirect leverage. The interest rate swaps are intended to reduce or eliminate the risk or the negative effect that an increase in short-term interest rates could have on the performance of the Fund’s common shares as a result of the floating rate structure of other forms of direct or indirect leverage. In these interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (the “counterparty”) a fixed rate payment in exchange for the counterparty agreeing to pay the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the common shares. The market value of interest rate swaps is based on pricing models that consider the time value of money, volatility and the current and forward interest rate markets.

The Fund uses total return swaps to gain exposure to underlying referenced securities or indices. Total return swap agreements involve commitments to pay interest plus fees in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively.

Swaps are marked to market daily. The Fund segregates or earmarks sufficient assets as collateral to satisfy the Fund’s current obligation with respect to total return swaps. Entering into swap agreements involves, to varying degrees, elements of credit, foreign currency, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to these agreements may default on its obligation to perform or disagree as to the meaning of the contractual items in the agreements, and that there may be unfavorable changes in foreign currency, interest rates or values in referenced indices or securities.

4. FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing forward foreign currency exchange rates

5. ILLIQUID AND/OR RESTRICTED SECURITIES

As of September 30, 2008, investments in securities included issues that are restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be revalued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market. At September 30, 2008, the Fund had investments in illiquid and/or restricted securities totaling $1,935,419, which represents 4.0% of net assets.

Item 2 – Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during Registrant’s last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3 – Exhibits.

A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DIVIDEND CAPITAL GLOBAL REALTY EXPOSURE FUND

By:	/s/ David W. Agostine
David W. Agostine President

Date:	November 28, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ David W. Agostine
David W. Agostine President (principal executive officer)

Date:	November 28, 2008

By:	/s/ Jeffrey W. Taylor
Jeffrey W. Taylor Vice President and Treasurer (principal financial officer)

Date:	November 28, 2008